UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 13, 2007
ADSTAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292
(Address Of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Press Release, dated February 13, 2007

Item 8.01: Other Events
     On February 13, 2007, AdStar, Inc. (“AdStar”) issued a press release announcing that it plans to use Nokia Corp.’s S60 software platform to trial an end-to-end “private label” advertising service that will enable the delivery of advertising to mobile phones and devices. AdStar will integrate Nokia Corp.’s mobile technologies into its ad management services, which will be enhanced for mobile distribution. The trial is projected to begin in the second quarter of 2007 in select markets. A copy of the press release is attached as Exhibit 99.1 to this Current Report.
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
     (c) Exhibits:

Exhibit
Number	Description
99.1	Press release, dated February 13, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: February 13, 2007	By:	/s/ Leslie Bernhard
Leslie Bernhard, Chief Executive Officer

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